NASDAQ: NTLS Company Overview NASDAQ: NTLS EXHIBIT 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles
(“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings
Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on February 29, 2012, April 30, 2012 and August 1, 2012.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,”
“may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint Nextel
(“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our ability to realize the benefits anticipated following the spinoff of our wireline business; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

NASDAQ: NTLS

Leading regional provider of wireless communications services in the mid-Atlantic region, serving Virginia, West Virginia and parts of Kentucky, North Carolina, Ohio, Pennsylvania and
Maryland
NTELOS-branded retail postpay and prepay subscribers as well as robust wholesale business
Key operating strategies
Elevate brand & best value in wireless position to improve quality of subscriber base and grow market share
Enhance customer experience at all touch points by focusing on core differentiators of savings, simplicity and service to improve customer satisfaction and reduce subscriber churn
Drive Smartphone and data services penetration to increase ARPU
Leverage disciplined network investments to expand wholesale revenues and margin
Manage cost structure to improve profitability
Exclusive CDMA Network provider for Sprint in WV and Western VA
NTELOS spun off its wireline operations to Lumos Networks (NASDAQ: LMOS) on October 31,
2011, becoming a pure-play wireless operator
Company Overview (NASDAQ: NTLS)

PA
MD
OH
WV
Charleston
Huntington
KY
VA
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Virginia Beach
Portsmouth
Chesapeake
TN
NC

Regionally Focused Wireless Service Provider
NASDAQ: NTLS

LTM 9/30/2012 revenue of $443M
(1)
LTM 9/30/12 adjusted EBITDA of $136M
(1)
Diverse spectrum portfolio
6.0 million covered POPs
430K retail subscribers as of 9/30/12
Ntelos Covered Network
Sprint Wholesale Markets
STRATEGIC NETWORK ASSETS
(1)
Denotes preliminary numbers

PCS
AWS
Virginia East
Virginia West
West Virginia
Other
Roanoke, VA
Highland, VA
Bedford, VA
Giles, VA
Charlottesville, VA
Lynchburg, VA
0
10
20
30

Attractive Spectrum Portfolio

NASDAQ: NTLS
Average Spectrum Depth in Key Markets
Band Commentary
PCS
Average depth of 23 MHz
Scarce strategic asset
AWS
Significant spectrum
holdings in top operating
markets of western Virginia
Currently undeployed
MHZ
3,643
2,661
1,775
1,025
Licensed POPs
(000’s)
302
194
211
213
200
273
Source: Map Info: Custom Data, Total Population – Current Year and Five Year USA by Block Group: United States, SO215245

+6%
Retail
Sprint, Wholesale & Other
$120
$100
$80
$60
$40
$20
$0
$103
$105
$104
$107
$106
$111
$112
$114
$31
$33
$35
$38
$40
$41
$42
$43
$72
$72
$70
$70
$66
$69
$70
$71
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012 (1)

Operating Revenues 6 NASDAQ: NTLS millions Year-over-Year Revenue Increases (1) Denotes preliminary numbers

Growth Initiatives
NASDAQ: NTLS

NTELOS brand positioned as the best value in wireless: Savings, Simplicity, Service
Gaining subscriber share from competitors
“Brand Awareness” and “Consideration” scores have dramatically improved
Churn improvement resulting in positive net add trends
Postpay churn decreased 57 bps from 2.56% in Q3 11 to 1.99% in Q3 12
Prepay churn down 178 bps from 6.47% in Q3 11 to 4.69% in Q3 12
Total churn down 81 bps from 3.69% in Q3 11 to 2.88% in Q3 12
Simplification of rate plans and handset pricing to better compete in local marketplace
Smartphone penetration driving growth and profitability
Postpay Smartphone penetration increased from 28.3% in Q3 11 to 52.7% in Q3 12
Positive impact from iPhone launch in April 2012, followed by iPhone 5 launch in September
Retail data ARPU growth of $4.19 from $15.46 in Q2 11 to $19.65 in Q2 12
Leverage network investments to expand wholesale revenues and margin beyond
Sprint Network Alliance

NTELOS Branding Resonating With Consumers

NASDAQ: NTLS
NTELOS Gaining Market Share
Positive net ports
vs. all other carriers
(1)
Denotes preliminary numbers
(1)
Source: Independent third-party research studies.
(4,000)
(2,000)
0
2,000
4,000
6,000
8,000
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Postpay Number Porting, Net Ports
3Q11 3Q12
Net Promoter
Score
33% 46%
Unaided
Awareness
24% 32%
Unaided Recall 16% 28%
Purchase
Consideration
12% 21%

Managing Postpaid Churn to Enhance Profitability

NASDAQ: NTLS
Churn Improvements Driving Greater Retail Profitability
1.0%
1.5%
2.0%
2.5%
3.0%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Postpaid Churn
Predictive churn analytics driving
improved results
Brand positioning yielding better
credit quality customers
“CRM” driving retention costs
down through more targeted
loyalty programs
“Best Value in Wireless” rate
plans resonating with customers

Prepaid Churn
Simplified, tax-inclusive rate
plans at competitive prices
Expanded device line-up driving
better credit quality subscribers
Increased smartphone
penetration results in customer
“stickiness”
Lower churn in prepay base
improves ARPU and customer
profitability
Consistently Improving Prepaid Churn Metrics

NASDAQ: NTLS
Churn Improvements Driving Greater Retail Profitability
2%
4%
6%
8%
10%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012

Subscribers and ARPU – Return to Growth

NASDAQ: NTLS
Q1 Q2 Q3 Q4 Q1 Q2
2011 2011 2011 2011 2012 2012
Postpay net additions comparison
Prepay net additions comparison
(8,000)
(4,000)
0
4,000
8,000
Q1 Q2 Q3 Q4
2011
2012
$0
$10
$20
$30
$40
$50
$60
Prepay Data ARPU
Prepay Voice ARPU
Postpay Data ARPU Postpay Voice ARPU
(8,000)
(4,000)
0
4,000
8,000
12,000
16,000
Q1 Q2 Q3 Q4
2011
2012

Closing the Device Gap on Competition

NASDAQ: NTLS
Best
Q4 2009 Q4 2010 Q4 2012
Better
Good
LG Optimus
Plus
Motorola
Defy XT
Alcatel One
Touch Ultra
Motorola
Milestone 3
HTC One V
Samsung Galaxy S II
Motorola
RAZR MAXX
Motorola
Milestone PLUS
iPhone 4
iPhone 4S
iPhone 5
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Pearl
8130
HTC 6800
HTC Touch
Diamond
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Snap
HTC Hero
Android
BlackBerry
Tour 9630
Evolution of Handsets to More Data-Centric Devices

nTelos wireless

it's here
the best phone meets the best price
iPhone 4S

iPhone 5

iPhone Data – Q2 2012 Snapshot (Launch Date April 20, 2012)
NASDAQ: NTLS

9,500 iPhones sold
26% of gross adds
56% of postpaid adds
54% of iPhones sold to new subscribers
6% penetration in postpaid subscriber base as of June 30, 2012
30% of iPhone upgrades paid early upgrade fee

Network Evolution
NASDAQ: NTLS

6.0mm covered POPs; 8.1mm licensed POPs
90% of covered POPs are served with 3G EV-DO
Rev. A
Primarily Alcatel Lucent equipment
1,396 cell sites deployed
Market level spectrum holdings ranging from 10
MHz to 50 MHz
PCS average depth of 23 MHz
AWS average depth of 20 MHz
Additional spectrum includes
Small amount of WCS, BRS and LMDS
Opportunities for additional spectrum and
spectrum sharing being evaluated
Upgrade history
1xRTT launched in 2002
EV-DO Rev A launched in 2008
LTE Drivers
Serve the needs of our retail subscribers
Maintain competitive position in
marketplace
Optimize long-term network operating cost
with new technology
Serve the needs of our largest wholesale
customer, Sprint
Deployment Plan
Launch first LTE markets in 2H 2013
Complete initial build-out by year-end 2014;
70% of covered POPs
Devices supporting Band Classes 2, 4 and
25
Estimated CapEx of approximately $60mm
to $65mm
Current network 4G LTE upgrade plans

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
NTELOS is a Key Partner to Sprint
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
8/2004: Horizon
bankruptcy; Sprint
agreement signed
10/2006: Sprint
launches EV-DO
Rev A in San Diego
10/2010: Sprint
announces
Network Vision
9/2012: Sprint has
19 metropolitan areas
with 4G LTE
8/2007: Amends
agreement with Sprint
3/2008: Launch
of EV-DO
11/2008: Completes
EV-DO build

Sprint Strategic Network Alliance Service

NASDAQ: NTLS
Exclusively provides 3G services to large number of Sprint home and travel subscribers
Encompasses approximately:
2.0mm covered POPs in WV and Western VA
823 cell sites
36,800 square miles
Provides ~$40mm in quarterly revenues
Sprint relationship update
Continuing dialogue
Rate dispute previously outlined remains outstanding; estimated range now ($8.0mm) to $8.0mm
Q3 $4.2mm dispute, isolated to historical billing issues only

Sprint Strategic Network Alliance Leverages NTELOS’s Network

NASDAQ: NTLS
Strategic Network Alliance revenues
(1)
Attractive Revenue Stream
(1)
Excludes roaming
(2)
Denotes preliminary numbers
Sprint Nextel Strategic Network Alliance
through at least July 2015
$9 million monthly minimum revenue
guarantee
Attractive contribution to margin
Growing Usage
Significant growth in data usage
since EV-DO launched
Voice continues to grow
Calculated revenues exceeded
the $9 million monthly minimum in
all quarters of 2011 and 2012 YTD
millions
(2)
$21
$22
$23
$23
$24
$24
$25
$10
$11
$13
$15
$16
$17
$17
$0
$5
$10
$15
$20
$25
Total Voice Total Data
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012

Strategic Network Alliance with Sprint

NASDAQ: NTLS
EV-DO amended agreement signed in August 2007
EV-DO network upgrade was catalyst for new agreement
Covers portions of WV and Western Virginia territories
Exclusive provider of wholesale CDMA network services
Separate rate structures for data and voice for home and roamer subscribers
Agreement through July 2015, with renewal options
Sprint prohibited from beginning “over-build” until January 1, 2014 (18 months prior)

Financial Overview NASDAQ: NTLS

millions
$460
$440
$420
$400
$380
$360
$340
$378
$412
$425
$407
$423
$443
2007
2008
2009
2010
2011
LTM (1) 9/30/12

millions
$200
$160
$120
$80
$40
$0
$144
$157
$156
$142
$143
$136
38%
38%
37%
35%
34%
31%
2007
2008
2009
2010
2011
LTM (1) 9/30/12

Strong Historical Financial Performance

NASDAQ: NTLS
Total Revenue Total Adjusted EBITDA/Margin %
Driving Positive Results
Note: Historical operating results throughout this presentation exclude NTELOS’s former wireline results which were spun off to Lumos Networks on 10/31/11
(1)
Denotes preliminary results

Maintenance, IT & Other
Capacity
Growth
EV-DO
CapEx millions
Revenue millions
$100
$75
$50
$25
$0
$450
$425
$400
$375
$350
$85
$97
$71
$50
$58
$62
Revenue
2007
2008
2009
2010
2011 (1)
LTM 6/30/12 (1)

millions
$100
$75
$50
$25
$0
$59
$60
$85
$92
$85
$80
2007
2008
2009
2010
2011
LTM 6/30/12

Managing Free Cash Flow with Disciplined Capital Investment

NASDAQ: NTLS
CapEx EBITDA less CapEx
Note: Excludes wireline capex incurred prior to business separation
(1)
Includes $5mm of capex related to business separation
Network Upgrade to EV-DO Still Driving Revenue Growth

Summary

NASDAQ: NTLS
Competitive and diversified business model
Strategic asset set
Numerous catalysts for sustainable topline and adjusted EBITDA growth
High-margin wholesale revenue
Increased smartphone penetration
Improved distribution
Operational improvements
Focus on profitability and free cash flow growth
Experienced management team

Appendix NASDAQ: NTLS

Adjusted EBITDA Reconciliation

NASDAQ: NTLS
Consolidated 2007 2008 2009 2010 2011 LTM 6/30/12
Net income Attributable to NTELOS Holdings Corp. 32,453 $           44,829 $           63,285 $           44,808 $           (23,715) $          (33,814) $
Net income attributable to noncontrolling interests -                      -                      (851)                    (1,417)               (1,769)               (1,600)
Net Income 32,453 $           44,829 $           64,136 $           46,225 $           (21,946) $          (31,876) $
Discontinued operations, net 12,638              16,002              18,054              16,882              (45,386)             (57,999)
Income from continuing operations 19,815 $           28,827 $           46,082 $           29,343 $           23,440 $           26,123 $
Interest expense 24,520              17,024              15,922              24,728              23,380              21,832
Loss (gain) on interest rate derivatives 3,527                 9,531                 (2,100)               147                     264                     18
Income taxes 17,161              20,787              26,526              20,251              16,363              17,030
Other expense (income), net 2,953                 1,402                 971                     413                     2,807                 1,285
Operating income 67,976 $           77,571 $           87,401 $           74,882 $           66,254 $           66,288 $
Depreciation and amortization     70,102              75,982              63,015              58,016              63,083              63,695
Accretion of asset retirement obligations 746                     914                     695                     770                     658                     631
Equity-based compensation 4,328                 2,729                 3,227                 5,270                 6,072                 6,041
Acquisition related charges 570                     -                      1,477                 2,815                 -                      -
Business separation charges -                      -                      -                      352                     6,988                 5,895
Adjusted EBITDA
143,721 $         157,196 $         155,815 $         142,105 $         143,054 $         142,549 $
(1)
Charges for legal and consulting services in connection with the separation of the Company’s wireless and wireline operations
(1)

ARPU Reconciliation

NASDAQ: NTLS
Average Monthly Revenue per User (ARPU) ¹
2009 2010 2011 2012 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 425,057 $                     406,793 $                     422,629 $                     222,125 $                     209,229 $
Less: Equipment revenue from sales to new customers (6,379)                            (8,233)                            (9,091)                            (7,900)                            (3,930)
Less: Equipment revenue from sales to existing customers (18,453)                          (14,893)                          (17,793)                          (8,306)                            (9,292)
Less: Wholesale, other and adjustments (119,219)                       (116,575)                       (143,477)                       (81,897)                          (66,436)
Gross subscriber revenue 281,006                         267,092                         252,268 $                     124,022                         129,571
Less:  prepay subscriber revenue (67,974)                          (58,918)                          (48,758)                          (27,404)                          (25,224)
Less:  adjustments to prepay subscriber revenue (483)                               (276)                               (1,175)                            (1,035)                            (636)
Gross postpay subscriber revenue  212,549 $                     207,898 $                     202,335 $                     95,583 $                        103,711 $
Prepay subscriber revenue 67,974                           58,918                           48,758                           27,404                           25,224
Plus:  adjustments to prepay subscriber revenue 483                                 276                                 1,175                             1,035                             636
Gross prepay subscriber revenue 68,457 $                        59,194 $                        49,933 $                        28,439 $                        25,860 $
Average number of subscribers 440,207                         437,735                         422,256                         419,721                         428,624
Total ARPU  53.20 $                          50.85 $                          49.79 $                          49.25 $                          50.38 $
Average number of postpay subscribers 310,852                         303,986                         298,992                         286,940                         302,403
Postpay ARPU  56.98 $                          56.99 $                          56.39 $                          55.52 $                          57.16 $
Average number of prepay subscribers 129,356                         133,750                         123,264                         132,781                         126,222
Prepay ARPU 44.10 $                          36.88 $                          33.76 $                          35.70 $                          34.15 $
Gross subscriber revenue  281,006                         267,092                         252,268                         124,022                         129,571
Less: voice and other feature revenue (232,271)                       (203,657)                       (171,882)                       (75,287)                          (91,015)
Data revenue 48,735 $                        63,435 $                        80,386 $                        48,735 $                        38,556 $
Average number of subscribers 440,207                         437,735                         422,256                         419,721                         428,624
Total Data ARPU  9.23 $                            12.08 $                          15.86 $                          19.35 $                          14.99 $
Gross postpay subscriber revenue 212,549                         207,898                         202,335                         95,583                           103,711
Less: postpay voice and other feature revenue (175,031)                       (158,890)                       (144,114)                       (62,922)                          (74,862)
Postpay data revenue 37,518 $                        49,008 $                        58,221 $                        32,661 $                        28,849 $
Gross prepay subscriber revenue 67,974 $                        59,195 $                        49,933 $                        28,439                           25,860
Less: prepay voice and other feature revenue 56,756                           (44,768)                          (27,767)                          (12,365)                          (16,153)
Prepay data revenue 11,218 $                        14,427 $                        22,166 $                        16,074 $                        9,707 $
Average number of postpay subscribers 310,852                         303,986                         298,992                         286,940                         302,403
Postpay data ARPU  10.06 $                          13.43 $                          16.23 $                          18.97 $                          15.90 $
Average number of prepay subscribers 129,356                         133,750                         123,264                         132,781                         126,222
Prepay data ARPU  7.23 $                            8.99 $                            14.99 $                          20.18 $                          12.82 $
6 Months Ended June 30, Year Ended December 31,